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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the amendment no. 1 to the Registration Statement on Form S-4 of our report dated February 2, 2001 relating to the consolidated financial statements, which appears in Exelixis, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                       /s/ PricewaterhouseCoopers LLP

San Jose, California
December 11, 2001